CONTINGENCIES, COMMITMENTS AND RESTRICTIONS ON THE DISTRIBUTION OF PROFITS	12 Months Ended
Dec. 31, 2023
Disclosure of commitments and contingencies [Abstract]
CONTINGENCIES, COMMITMENTS AND RESTRICTIONS ON THE DISTRIBUTION OF PROFITS	CONTINGENCIES, COMMITMENTS AND RESTRICTIONS ON THE DISTRIBUTION OF PROFITS
Ternium is from time to time subject to various claims, lawsuits and other legal proceedings, including customer, employee, tax and environmental-related claims, in which third parties are seeking payment for alleged damages, reimbursement for losses, or indemnity. Management with the assistance of legal counsel periodically reviews the status of each significant matter and assesses potential financial exposure.
Some of these claims, lawsuits and other legal proceedings involve highly complex issues, and often these issues are subject to substantial uncertainties and, therefore, the probability of loss and an estimation of damages are difficult to ascertain. Accordingly, with respect to a large portion of such claims, lawsuits and other legal proceedings, Ternium is unable to make a reliable estimate of the expected financial effect that will result from ultimate resolution of the proceeding. In those cases, Ternium has not accrued a provision for the potential outcome of these cases.
If a potential loss from a claim, lawsuit or other proceeding is considered probable and the amount can be reasonably estimated, a provision is recorded. Accruals for loss contingencies reflect a reasonable estimate of the losses to be incurred based on information available to management as of the date of preparation of the financial statements and take into consideration litigation and settlement strategies. In a limited number of ongoing cases, Ternium was able to make a reliable estimate of the expected loss or range of probable loss and has accrued a provision for such loss but believes that publication of this information on a case-by-case basis would seriously prejudice Ternium’s position in the ongoing legal proceedings or in any related settlement discussions. Accordingly, in these cases, the Company has disclosed information with respect to the nature of the contingency but has not disclosed its estimate of the range of potential loss.
The Company believes that the aggregate provisions recorded for potential losses in its consolidated financial statements are adequate based upon currently available information. However, if management’s estimates prove incorrect, current reserves could be inadequate and Ternium could incur a charge to earnings which could have a material adverse effect on Ternium’s results of operations, financial condition, net worth and cash flows.

(i) Tax claims and other contingencies
The tax claims and other contingencies recognized at the increase of the participation of Usiminas are included in note 3.
(a) Companhia Siderúrgica Nacional (CSN) – Tender offer litigation

In 2013, the Company was notified of a lawsuit filed in Brazil by Companhia Siderúrgica Nacional, or CSN, and various entities affiliated with CSN against Ternium Investments, its subsidiary Ternium Argentina, and Tenaris’s subsidiary Confab, all of which compose the T/T Group under the Usiminas shareholders agreement. The entities named in the CSN lawsuit had acquired a participation in Usiminas in January 2012. The CSN lawsuit alleges that, under applicable Brazilian laws and rules, the acquirers were required to launch a tag-along tender offer to all non-controlling holders of Usiminas ordinary shares for a price per share equal to 80% of the price per share paid in such acquisition, or BRL 28.8, and seeks an order to compel the acquirers to launch an offer at that price plus interest. If so ordered, the offer would need to be made to 182,609,851 ordinary shares of Usiminas not belonging to Usiminas’ control group; Ternium Investments and Ternium Argentina’s respective shares in the offer would be 60.6% and 21.5%.
25.    CONTINGENCIES, COMMITMENTS AND RESTRICTIONS ON THE DISTRIBUTION OF PROFITS (continued)

On September 23, 2013, the first instance court dismissed the CSN lawsuit, and on February 8, 2017, the court of appeals maintained the understanding of the first instance court. On August 18, 2017, CSN filed an appeal to the Superior Court of Justice (SCJ) seeking the review and reversal of the decision issued by the Court of Appeals. On September 10, 2019, the SCJ declared CSN’s appeal admissible. On March 7, 2023, the SCJ, by majority vote, rejected CSN’s appeal. CSN made several submissions in connection with the SCJ decision, including a motion for clarification that challenged the merits of the SCJ decision. Decisions at the SCJ are adopted by majority vote and, at the date of these consolidated financial statements, voting at the SCJ with respect to the motion for clarification is ongoing. At an October 17, 2023 session, two justices voted in favor of remanding the case to the first instance for it to be retried following production and assessment of the new evidence, and two justices voted, without requiring any further evidence, in favor of granting CSN’s motion for clarification and reversing the March 7, 2023 decision that rejected CSN’s appeal; because the fifth member of SCJ excused himself from voting, a justice from another panel at the SCJ will be summoned to produce the tie-breaking vote. There are no specified deadlines for voting to be resumed or the SCJ decision to be issued. In any event, either party may appeal against a SCJ decision.

According to the views of the two justices that voted in favor of CSN's motion, Ternium Investments and the other members of the T/T Group should be ordered to pay to CSN an indemnification amount equal to the difference between the price paid by the T/T Group in its acquisition and the market value of the Usiminas shares at signing, plus monetary adjustment and interest (at a rate of 1% per month) through the date of payment, plus legal costs equal to 10% of the compensation payable to CSN, with CSN retaining ownership of the Usiminas ordinary shares it currently owns. If that unprecedented view were to prevail, and depending on how the indemnification is calculated by other courts, as of December 31, 2023, the potential aggregate indemnification payable by Ternium Investments and Ternium Argentina could reach up to BRL3.1 billion (approximately $0.6 billion at the BRL/$ rate as of such date) and BRL1.1 billion (approximately $0.2 billion), respectively.

The Company continues to believe that all of CSN's claims and allegations are groundless and without merit, as confirmed by several opinions of Brazilian legal counsel, two decisions issued by the Brazilian securities regulator in February 2012 and December 2016, the first and second instance court decisions and the March 7, 2023 SCJ decision referred to above. Notwithstanding the foregoing, in light of the votes already issued by two members of the SCJ on CSN's motion for clarification, the Company cannot predict the ultimate resolution on the matter.

(b) Potential Mexican income tax adjustment
In March 2015, as part of a tax audit with respect to fiscal year 2008, the Mexican tax authority ("SAT") challenged the deduction by Ternium Mexico of a tax loss arising from an intercompany sale of shares in December 2008. In addition, in September 2018, as part of a tax audit for fiscal year 2011, the SAT objected to the deduction by Ternium Mexico of the remainder of the 2008 tax loss. Ternium Mexico requested an injunction from the Mexican courts against the SAT claims and filed its defense and supporting documents with the SAT. After Ternium Mexico obtained an injunction in August 2020, in November 2020, the SAT issued a new preliminary audit report in which it reiterated its objections to the deduction of the 2008 tax loss. In June 2021, the SAT determined income tax adjustments with respect to 2008 and 2011 for amounts currently estimated at approximately $72.8 million and $35.6 million, respectively. Ternium Mexico appealed the SAT determinations.
25.    CONTINGENCIES, COMMITMENTS AND RESTRICTIONS ON THE DISTRIBUTION OF PROFITS (continued)
More recently, however, Ternium Mexico withdrew its appeals and agreed to provide further information and documentation to the SAT. With all of the above-mentioned information and documentation, the SAT reduced the 2008 and 2011 tax adjustments downwards to approximately $17.5 million and $35.8 million, respectively. The Company had a tax provision of $53.3 million already included in its consolidated financial statements as of September 30, 2023. The payment to the SAT was done on October 9, 2023, and the Company received formal documentation issued by the SAT with the closure of both audits.
(c) Fishermen associations’ claims
Civil contingencies include lawsuits brought by a number of fishermen associations on behalf of their associates, alleging that the dredge of Ternium Brasil’s deep-water port has had a negative impact on fish farming and exploitation activities in the Sepetiba Bay area in Rio de Janeiro and that, as a result, fishermen in that area had suffered damages. A provision in the amount of $24.5 million was recorded at the acquisition date in connection with this matter (nil and $4.5 million as of December 31, 2023 and 2022, respectively; the decrease in the provision was mainly due to the favorable outcome for a part of the lawsuits).
(d) Tax assessments relating to the use of certain ICMS tax credits
The Imposto Sobre Operações Relativas à Circulação de Mercadorias e Serviços, or ICMS, is a Brazilian value-added tax on the services (inter-states) and the transfer of goods in Brazil. Payment of ICMS generates tax credits that, subject to applicable law, rules and regulations, may be either used to offset ICMS payment obligations generated in connection with domestic sales of products and services, or sold and transferred to third parties.
The Rio de Janeiro State Treasury Office is challenging the use by Ternium Brasil of ICMS tax credits generated in connection with purchases of refractory materials in the period from December 2010 through December 2016, and intends to assess taxes and impose fines on Ternium Brasil on the argument that such materials may not be qualified as “raw materials” or “intermediary products” but as “goods for consumption” and, accordingly, ICMS tax credits generated in connection with their purchase are not available and may not be used to offset ICMS payment obligations generated in connection with Ternium Brasil’s domestic sales of carbon steel slabs. Ternium Brasil has appealed against the Rio de Janeiro State Treasury Office tax assessments and fines. A provision in the amount of $57.7 million was recorded as of the acquisition date in connection with this matter ($37.5 million and $34.8 million as of December 31, 2023 and 2022, respectively).
25.    CONTINGENCIES, COMMITMENTS AND RESTRICTIONS ON THE DISTRIBUTION OF PROFITS (continued)
(ii) Commitments
The following are Ternium’s main off-balance sheet commitments:
(a) Ternium Argentina signed agreements, mainly with Vale S.A. and Mineração Corumbaense Reunida S.A., to cover 80% of its required iron ore, pellets and iron ore fines volumes until December 31, 2024, for an estimated total amount of $304.9 million. Although they do not set a minimum amount or a minimum commitment to purchase a fixed volume, under certain circumstances a penalty is established for the party that fails of:
- 7% in case the annual operated volume is between 70% and 75% of the total volume of purchases of the Company; such percentage is applied over the difference between the actual purchased volume and the 80% of the total volume of purchases.
- 15% in case the annual operated volume is lower than 70% of the total volume of purchases of the Company; such percentage is applied over the difference between the actual purchased volume and the 80% of the total volume of purchases.

(b) Ternium Argentina also signed various contracts for the provision and transportation of natural gas, including Tecpetrol and Energy Consulting Services S.A., both related companies of Ternium, assuming firm commitments for a total of $48.6 million payable until April 2025. Additionally, Ternium Argentina signed contracts for gas transportation with Transportadora de Gas del Norte S.A., a related company of Ternium, assuming firm commitments for a total of $5.3 million payable until April 2028.
(c) Ternium Argentina signed an agreement with Air Liquide Argentina S.A. for the supply of oxygen, nitrogen and argon, for an aggregate amount of $167.1 million, which is due to terminate in 2037.
(d) Ternium Argentina signed various contracts within its investment plan for the future acquisition of Property, plant and equipment for a total of $175.5 million. Also, Vientos de Olavarría, a subsidiary controlled by Ternium Argentina, subscribed various contracts for the maintenance and the operation of the wind farm for a total of $62.0 million payable until the year 2054.
(e) On April 24, 2017, Ternium Mexico entered into a 25-year contract (effective as of December 1, 2016, through December 1, 2041) with Techgen, S.A. de C.V. for the supply of 699 MW (which represents 78% of Techgen’s capacity) and covers most of Ternium Mexico’s facilities electricity needs. Monthly payments are determined on the basis of capacity charges, operation costs, back-up power charges, and transmission charges. As of the seventh contract year (as long as Techgen’s existing or replacing bank facility has been repaid in full), Ternium Mexico has the right to suspend or early terminate the contract if the rate payable under the agreement is higher than the rate charged by Comisión Federal de Electricidad (“CFE”) or its successors. Ternium Mexico may instruct Techgen to sell to any affiliate of Ternium Mexico, to CFE, or to any other third party all or any part of unused contracted energy under the agreement and Ternium Mexico will benefit from the proceeds of such sale.
25.    CONTINGENCIES, COMMITMENTS AND RESTRICTIONS ON THE DISTRIBUTION OF PROFITS (continued)
(f) Ternium México issued a guarantee letter covering up to approximately $28.8 million of the obligations of Gas Industrial de Monterrey, S.A. de C.V. (“GIMSA”), under the natural gas trading agreement between GIMSA and NEG Natural S.A. de C.V. “NEG”). The credit line granted by NEG in connection with this natural gas trading agreement amounted to approximately $19.8 million. As of December 31, 2023, the outstanding amount under the natural gas trading agreement was $6.5 million, which is below the amount included in the guarantee letter issued by Ternium México. The contract with NEG was renewed in June 28, 2022, and the guarantee letter covering up to the above-mentioned amount was issued in January 2023.
(g) In June 2018, Ternium Mexico entered into a loan agreement with a syndicate of banks for a $1,000 million syndicated loan facility for the purpose of financing capital expenditures, the repayment or prepayment of existing debt, and other general corporate purposes. The Company entered the Facility on June 12, 2018, and the final maturity date is on June 12, 2023, being payable in eight consecutive and equal semi-annual installments commencing on December 13, 2019. The main financial covenant that the Facility requires to meet is the consolidated net senior leverage ratio to be not greater than 3.5 to 1.00. During 2019, the facility was fully disbursed ($400 million was disbursed during 2018 and $600 million by the end of June 2019). On January 12, 2023, Ternium Mexico made a pre-payment of the remaining balance, leaving the loan fully amortized.
(h) Ternium Mexico issued a guarantee letter covering up to approximately $59.9 million of the obligations of Techgen, S.A. de C.V. (“Techgen”), under the Clean Energy Certificates trading agreement between Techgen and Enel Green Power (“ENEL”). The amount equals the remnant balance if Techgen decides to terminate the agreement prior to the expiration date (and decreases as time of the contract passes). The contract was signed on May 25, 2018, and terminates on June 30, 2041.
(i) In June 2008, Ternium Mexico entered into an industrial gas supply agreement with Praxair Mexico for the Guerrero and Juventud facilities until December 2024, for a total amount of $421 million. In 2011, an amendment agreement added the purchase of hydrogen for the Juventud and Universidad facilities, valid until April 2025. As of December 31, 2023, the agreement considers a minimum annual oxygen consumption of 96 million cubic meters, valued at approximately $4.5 million per year. The Company is in compliance with the minimum annual quotas established, which represent less than half of the average annual consumption.

(j) On May 9, 2018, Ternium Mexico entered into a 10-year contract (effective as of July 1, 2018) with Kinder Morgan Texas Pipeline L.L.C., Kinder Morgan Tejas Pipeline L.L.C. and Kinder Morgan Border Pipeline L.L.C. for the transportation of natural gas in the United States of America (Texas). The contracted capacity is 60,000 MMBTU/day and the annual cost is approximately $3.7 million.

(k) On December 30, 2019, Ternium Mexico entered into a 15-year contract (effective as of July 1, 2021) with Kinder Morgan Texas Pipeline L.L.C., Kinder Morgan Tejas Pipeline L.L.C. and Kinder Morgan Gas Natural de México S. de R.L. de C.V. for the transportation of natural gas in the United States of America (Texas) and in Mexico. The contracted capacity is 31,000 MMBTU/day and the annual cost is approximately $4.8 million.
25.    CONTINGENCIES, COMMITMENTS AND RESTRICTIONS ON THE DISTRIBUTION OF PROFITS (continued)
(l) Techgen is a party to gas transportation capacity agreements with Kinder Morgan Gas Natural de Mexico, S. de R.L. de C.V., Kinder Morgan Texas Pipeline LLC and Kinder Morgan Tejas Pipeline LLC for the whole transportation capacity starting on August 1, 2016 and ending during the second half of 2036. As of December 31, 2023, the outstanding value of this commitment was approximately $179.0 million. Ternium’s exposure under the guarantee in connection with these agreements amounts to $85.9 million, corresponding to the 48% of the agreements’ outstanding value as of December 31, 2023.

(m) Ternium issued two stand-by letters of credit covering 48% of the funding of a debt service reserve account under a syndicated loan agreement between Techgen and several banks led by Citigroup Global Markets Inc., Credit Agricole Corporate and Investment Bank, and Natixis, New York Branch acting as joint bookrunners. The loan agreement dated as of February 13, 2019, amounted to $640 million and the proceeds were used by Techgen to refinance in full all amounts owed under a previous syndicated loan between Techgen and several banks, which funds were used in the construction of the facility. As of December 31, 2023, the outstanding aggregated amount under the stand-by letters of credit was $49.6 million, as a result the amount guaranteed by Ternium was approximately $23.8 million.

(n) During 2006, CSA, the predecessor of Ternium Brasil, has entered into a 15-year contract denominated “Contrato de comercialização de energia elétrica no ambiente regulado - CCEAR por disponibilidade” to provide electric energy to 24 distributors starting on 2011. Under this contract, Ternium Brasil has to provide 200 MW average per year and the price is adjusted by the Brazilian inflation index. The penalty for not delivering the volume of energy of the contract is the difference between the spot price and the unit variable cost (calculated and published by the Agéncia Nacional de Energía Elétrica), calculated per hour.
(o) Ternium Brasil signed an exclusivity agreement with Vale S.A. for the purchase of iron ore (pellets, sinter feed and lump ore), which is due to terminate in 2029. The total purchased volume, in accordance with the actual production capacity, is of approximately 8.0 million tons per year. Ternium Brasil has not the obligation to take or pay the mentioned volume and only should pay logistic costs in case of not purchasing the contracted volume.
(p) Ternium Brasil also signed on November 2007 a contract with Primetals Technologies Brazil Ltda. for the provision of maintenance services at a central workshop for the entire steel mill complex, including caster maintenance for the steel plant. As of December 31, 2023, the outstanding amount of the mentioned services was approximately $21.3 million and is due to terminate in November 2024. Ternium Brasil is currently using more hours than the minimum quantity of contracted hours.
(q) Ternium Brasil is a party to a long-term contract with the Consortium formed by Air Liquide Brasil Ltda., AirSteel Ltda., White Martins Gases Industriais Ltda., White Martins Steel Ltda. and ThyssenKrupp MinEnergy GmbH for the supply of air, oxygen, nitrogen and argon to satisfy the requirements up to January 2029. The outstanding amount was approximately $170.2 million as of December 31, 2023. The contract has minimum daily-required volumes.
(r) Ternium Brasil, for its activity of energy generation through gas and steam turbines, signed on March 2017 a contract with GE Global Parts and Products GMBH, General Electric International Inc. and Alstom Energia Térmica e Indústria Ltda. for the maintenance services of such turbines (including the supply of spare parts) for a period of 20 years. This agreement was extended for an additional period of 4 years. As of December 31, 2023, the outstanding amount of this commitment was $ 176.9 million.
25.    CONTINGENCIES, COMMITMENTS AND RESTRICTIONS ON THE DISTRIBUTION OF PROFITS (continued)
(s) Ternium Brasil signed on January 2015 a contract with Naturgy (formerly Companhia Distribuidora de Gás do Rio de Janeiro) for the supply of natural gas, which was due to terminate in December 2019. This agreement was automatically renewed for another two years, is due to terminate in December 2024 and can be interrupted by common agreement due to free market conditions’ changes. The outstanding amount was of $38.6 million (or 61.3 million m3) as of December 31, 2023. Ternium Brasil is currently purchasing more than the minimum volume required by the contract, which is 85% of the volume mentioned before.

(t) Ternium Brasil signed on May 2019 a contract with LSI Logistica S.A. for mobile equipment rental. This agreement is due to terminate in May 2024 and the outstanding amount was $1.4 million as of December 31, 2023. The contract only has a penalty in case of anticipated termination.

(u) Ternium Brasil signed in December 2023 a contract with Vix Logística S.A. for logistics supply chain operations. The start of the activities is scheduled to begin in May 2024. This agreement is due to terminate in May 2029 and the outstanding amount was $49.6 million as of December 31, 2023. The contract has minimum required volumes and a penalty for early termination.

(v) As of December 31, 2023, Usiminas’ commitments for the acquisition of immobilized assets totaled $139.7 million and are intended, mainly, for adaptation, reforms, and improvements in the primary areas of Ipatinga, increase in quality, reduction of costs, maintenance, technological updating of equipment and environmental protection.

(w) In July 2011, Usiminas Mineração S.A. subscribed an agreement with MBL Materiais Básicos Ltda, related to the mining rights adjacent to its mining reserves. On October 15, 2012, the agreement was authorized by the National Mining Agency (ANM). It has a duration of 30 years, or until the complete depletion of these mineral reserves. The monthly payments are linked to the volume of iron ore extracted from the areas covered by the agreement. Since 2015, a minimum annual volume of 3.6 million metric tons was established. If the annual volume of iron ore extracted is below the minimum volume, a payment under a take-or-pay arrangement will be due, calculated as the difference between the minimum volume and the volume effectively extracted. The outstanding amount was approximately $336.9 million as of December 31, 2023.

(x) In June 2016, Usiminas S.A. entered into electricity purchase agreement with Cemig S.A. for the Cubatão steel plant facilities until December 2030. The contract has two ranges: the first range up to 32 MW and the second range up to 65.4 MW. The entire volume of the first range represents a take-or-pay arrangement, and if consumption reaches the second band, a lower tariff will be applied. The outstanding amount was approximately $199.2 million as of December 31, 2023.

(y) In February 2021, Usiminas S.A. entered into an electricity purchase agreement with Engie S.A. for the Ipatinga steel plant facilities until December 2026. The contract is fully take-or-pay; however, Usiminas can sell this electricity in the market at any time, and even if consumption is lower than contracted, the energy is automatically sold by the Electric Energy Commercialization Chamber (CCEE). The outstanding amount was approximately $55.1 million as of December 31, 2023.
25.    CONTINGENCIES, COMMITMENTS AND RESTRICTIONS ON THE DISTRIBUTION OF PROFITS (continued)
(z) In November 2022, Usiminas S.A. entered into an electricity purchase agreement with Enel S.A. for the Ipatinga steel plant facilities until December 2026. The contract is fully take-or-pay; however, Usiminas can sell this electricity in the market at any time, and even if consumption is lower than contracted, the energy is automatically sold by the Electric Energy Commercialization Chamber (CCEE). The outstanding amount was approximately $58.6 million as of December 31, 2023.

(aa) In December 2021, Usiminas S.A. entered into a solar energy purchase agreement with Canadian Solar S.A. for the supply to the Ipatinga steel plant facilities until December 2039. As of December 31, 2023, the total outstanding amounted to approximately $149.5 million.

(ab) In December 2023, Usiminas S.A. entered into an agreement with Comgas S.A. for the supply of natural gas to the Cubatão Steel Plant facilities until December 2024. The contracted capacity is 240 thousand cubic meters per day with a flexibility of plus or minus 5%. Daily, Usiminas S.A. can schedule any volume as needed, with acceptance conditioned on the availability in the Comgas S.A. pipeline. The flexibility calculation is done on a daily basis, while the take-or-pay volume is 80% annually. The outstanding amount was approximately $53.8 million as of December 31, 2023.

(ac) In December 2023, Usiminas S.A. entered into an agreement with Gasmig S.A. for the supply of natural gas to the Ipatinga steel plant facilities until December 2024. The contracted capacity is 850 thousand cubic meters per day with a flexibility of plus or minus 10%. Daily, Usiminas S.A. can schedule any volume as needed, with acceptance conditioned on the availability in the Gasmig S.A. pipeline. The flexibility calculation is done on a daily basis, while the take-or-pay volume is 80% annually. The outstanding amount was approximately $197.9 million as of December 31, 2023.

(iii) Restrictions on the distribution of profits
In accordance with Luxembourg Law, the Company is required to transfer a minimum of 5% of its net profit for each financial year to a legal reserve until such reserve equals 10% of the issued share capital.
As of December 31, 2023, this reserve is fully allocated and additional allocations to the reserve are not required under Luxembourg law. Dividends may not be paid out of the legal reserve.
The Company may pay dividends to the extent, among other conditions, that it has distributable retained earnings calculated in accordance with Luxembourg law and regulations.